UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 15, 2005
--------------------------------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                Sun Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)

         New Jersey                        0-20957                  52-1382541
 ----------------------------         ---------------             -------------
 (State or other jurisdiction         (SEC Commission             (IRS Employer
     of incorporation)                    File No.)               Identification
                                                                      Number)

226 Landis Avenue, Vineland, New Jersey                               08360
---------------------------------------                               -----
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

On December 15, 2005, Audrey S. Oswell, a director of the Registrant, submitted notice to the Board of Directors that she will resign from the Registrant's Board of Directors and from the Board of Directors of Sun National Bank, the Registrant's wholly-owned subsidiary, effective as of December 31, 2005. Ms.
Oswell will become a director of the Federal Reserve Bank of Philadelphia effective January 1, 2006, and this appointment requires her to divest of any interest in banks.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             SUN BANCORP, INC.


Date: December 20, 2005                  By:   /s/Dan A. Chila
                                               ---------------------------------
                                               Dan A. Chila
                                               Executive Vice President
                                               and Chief Financial Officer